Exhibit 99.2


                             CERTIFICATION PURSUANT TO
                               18 U.S.C. SECTION 1350,
                               AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Casual Male Retail Group, Inc. (the "Company") on Form 10-Q for the quarterly period ended November 2, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dennis R. Hernreich, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a)
or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 17, 2002



                            /s/ DENNIS R. HERNREICH
                            -------------------------------------------
                            Dennis R. Hernreich
                            Chief Financial Officer
                           (Principal Financial and Accounting Officer)


This certification accompanies the Report pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.